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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 24, 2013 (January 22, 2013)

GeoMet, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32960	76-0662382
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

909 Fannin, Suite 1850

Houston, Texas, 77010

(Address of principal executive offices)

(713) 659-3855

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 22, 2013, effective immediately, Robert E. Creager resigned from his positions as a member of the board of directors, as Chairman of the Audit Committee and as a member of the Nominating, Corporate Governance and Ethics Committee of GeoMet, Inc. (the “Company”).  The resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.  Mr. Creager’s resignation was tendered in an attempt to support the Company’s continuing efforts to reduce costs in the face of continuing low natural gas prices.  In view of Mr. Creager’s resignation, the Company’s board of directors created the newly combined Compensation, Nominating, Corporate Governance and Ethics Committee. The members of the newly formed committee include Michael Y. McGovern, James C. Crain, and Stanley L. Graves, the committee’s chairman. Additionally, the Audit Committee was reconstituted. The members of the reconstituted committee include Stanley L. Graves, Gary S. Weber, and James C. Crain, the committee’s chairman.

On January 23, 2013, the Company announced that its newly combined Compensation, Nominating, Corporate Governance and Ethics Committee will continue to review the composition of the Company’s board of directors.  At this time, the Company anticipates that the committee will not nominate Charles D. Haynes for election to the Company’s board of directors at the annual meeting of stockholders expected to be held in May 2013.

Section 7 — Regulation FD

Item 7.01 Regulation FD Disclosure.

On January 24, 2013, the Company announced the resignation of a member of its board of directors and that another member of the board is not expected to be nominated for election at the next annual meeting planned to be held in May 2013.  To support the Company’s continuing efforts to reduce costs in the face of low natural gas prices, Robert E. Creager resigned his board position effective January 22, 2013 and Charles D. Haynes is not expected to be nominated for election. Following these changes, the committee structure of the board of directors will change.  Stanley L. Graves will chair the newly combined Compensation, Nominating, Corporate Governance and Ethics Committee and James C. Crain will chair the Audit Committee. A copy of the press release dated January 24, 2013 is furnished hereto as Exhibit 99.1 and is incorporated herein by reference.

The information set forth in Item 7.01 of this Form 8-K and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Section 9 — Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Title of Document

99.1	Press Release dated January 24, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GeoMet, Inc.
(Registrant)
Dated: January 24, 2013	By:	/s/ Tony Oviedo
	Name:	Tony Oviedo
	Title:	Senior Vice President, Chief Financial Officer,
Chief Accounting Officer and Controller

Exhibit Index

Exhibit Number	Title of Document

99.1	Press Release dated January 24, 2013.